UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 14, 2021
Federal Home Loan Bank of Dallas
____________________________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation		000-51405	71-6013989
_____________________ (State or other jurisdiction		_____________ (Commission	______________ (I.R.S. Employer
of incorporation)		File Number)	Identification No.)

8500 Freeport Parkway South, Suite 600
Irving,	Texas		75063-2547
________________________________ (Address of principal executive offices)			___________ (Zip Code)

Registrant’s telephone number, including area code:	(214)	441-8500
Not Applicable
_____________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective December 14, 2021, Rufus Cormier, Jr. was elected by the Board of Directors of the Federal Home Loan Bank of Dallas (the “Bank”) to fulfill the unexpired term of an independent director.
Mr. Cormier, age 73, is a retired partner of the law firm of Baker Botts L.L.P. in Houston, Texas. Mr. Cormier joined Baker Botts L.L.P. in 1974 and was a partner from 1981 until his retirement in 2012. As a corporate and banking/finance lawyer, he specialized in commercial lending, derivatives, securitizations, and asset purchase and sale transactions.
The Bank’s Board of Directors has appointed Mr. Cormier to serve on its Affordable Housing and Economic Development Committee, Risk Management Committee, and Strategic Planning, Operations and Technology Committee.
For a description of the Bank’s director compensation, please refer to Item 11 of the Bank’s Annual Report on Form 10-K for the year ended December 31, 2020, which was filed with the Securities and Exchange Commission on March 24, 2021.
Since January 1, 2020, the Bank has not engaged in any transactions with Mr. Cormier, or any member of Mr. Cormier’s immediate family that require disclosure under applicable rules and regulations. There are no arrangements or understandings between Mr. Cormier and any other persons pursuant to which he was selected as a director.
Mr. Cormier’s term as an independent director will expire on December 31, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Dallas

Date:	December 17, 2021	By:	/s/ Tom Lewis

Name: Tom Lewis
Title: Executive Vice President and Chief Financial Officer